Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
(in thousands, except share data)

	(1)	(2)
	June 30,	December 31,
	2011	2010
ASSETS
Cash and due from banks	$11,495	$12,758
Interest bearing deposits with banks	1,784	218
Federal funds sold	2,500	12,300

Cash and cash equivalents	15,779	25,276
Interest bearing time deposits with banks	1,096	1,345
Securities available for sale	111,995	79,923
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,884	2,088
Investment in unconsolidated subsidiary	3,666	3,550

Total loans, net of unearned interest	292,009	298,102
Less: Allowance for loan losses	(2,881)	(2,824)

Total loans, net of allowance for loan losses	289,128	295,278
Premises and equipment, net	6,890	7,067
Other real estate owned	163	412
Bank owned life insurance and annuities	13,830	13,568
Core deposit intangible	232	254
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,295	4,946

Total assets	$452,004	$435,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$60,275	$60,696
Interest bearing	333,278	316,094

Total deposits	393,553	376,790

Securities sold under agreements to repurchase	2,453	3,314
Other interest bearing liabilities	1,218	1,200
Accrued interest payable and other liabilities	4,294	4,473

Total liabilities	401,518	385,777
Stockholders’ Equity:
Preferred stock, no par value: Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share: Authorized - 20,000,000 shares Issued - 4,745,826 shares Outstanding -
4,236,168 shares at June 30, 2011; 4,257,765 shares at December 31, 2010	4,746	4,746
Surplus	18,356	18,354
Retained earnings	38,414	37,868
Accumulated other comprehensive loss	(1,142)	(1,465)
Cost of common stock in Treasury: 509,658 shares at June 30, 2011; 488,061 shares at December 31, 2010	(9,888)	(9,527)

Total stockholders’ equity	50,486	49,976

Total liabilities and stockholders’ equity	$452,004	$435,753

(1)	Unaudited

(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Interest income:
Loans, including fees	$4,484	$4,896	$9,076	$9,932
Taxable securities	313	263	566	496
Tax-exempt securities	234	264	467	539
Federal funds sold	2	3	4	4
Other interest income	7	10	15	19

Total interest income	5,040	5,436	10,128	10,990

Interest expense:
Deposits	1,191	1,347	2,366	2,866
Securities sold under agreements to repurchase	—	—	1	1
Short-term borrowings	—	—	—	1
Long-term debt	—	36	—	70
Other interest bearing liabilities	7	4	14	7

Total interest expense	1,198	1,387	2,381	2,945

Net interest income	3,842	4,049	7,747	8,045
Provision for loan losses	116	282	204	567

Net interest income after provision for loan losses	3,726	3,767	7,543	7,478

Noninterest income:
Trust fees	94	90	207	210
Customer service fees	349	387	661	769
Earnings on bank-owned life insurance and annuities	124	138	243	260
Commissions from sales of non-deposit products	65	125	168	221
Income from unconsolidated subsidiary	66	63	131	119
Gain on sales or calls of securities	1	15	6	27
Gain (Loss) on sales of other assets	(1)	7	14	6
Other noninterest income	303	199	595	435

Total noninterest income	1,001	1,024	2,025	2,047

Noninterest expense:
Employee compensation expense	1,337	1,308	2,592	2,594
Employee benefits	423	403	824	819
Occupancy	252	216	495	449
Equipment	146	136	301	255
Data processing expense	337	346	659	711
Director compensation	70	86	147	173
Professional fees	91	136	230	229
Taxes, other than income	124	125	251	255
FDIC Insurance premiums	85	150	218	297
Amortization of intangibles	11	12	22	23
Other noninterest expense	423	381	738	639

Total noninterest expense	3,299	3,299	6,477	6,444

Income before income taxes	1,428	1,492	3,091	3,081
Provision for income taxes	337	354	761	755

Net income	$1,091	$1,138	$2,330	$2,326

Earnings per share
Basic	$0.26	$0.26	$0.55	$0.54
Diluted	$0.26	$0.26	$0.55	$0.54
Cash dividends declared per share	$0.21	$0.20	$0.42	$0.40
Weighted average basic shares outstanding	4,237,886	4,309,610	4,246,884	4,319,816
Weighted average diluted shares outstanding	4,240,781	4,312,778	4,249,900	4,323,423

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	For the Quarter Ended
	June 30,	March 31,
	2011	2011
Interest income:
Loans, including fees	$4,484	$4,592
Taxable securities	313	253
Tax-exempt securities	234	233
Federal funds sold	2	2
Other interest income	7	8

Total interest income	5,040	5,088

Interest expense:
Deposits	1,191	1,175
Securities sold under agreements to repurchase	—	1
Other interest bearing liabilities	7	7

Total interest expense	1,198	1,183

Net interest income	3,842	3,905
Provision for loan losses	116	88

Net interest income after provision for loan losses	3,726	3,817

Noninterest income:
Trust fees	94	113
Customer service fees	349	312
Earnings on bank-owned life insurance and annuities	124	119
Commissions from sales of non-deposit products	65	103
Income from unconsolidated subsidiary	66	65
Gain on sale or call of securities	1	5
Gain (Loss) on sales of other assets	(1)	15
Other noninterest income	303	292

Total noninterest income	1,001	1,024

Noninterest expense:
Employee compensation expense	1,337	1,255
Employee benefits	423	401
Occupancy	252	243
Equipment	146	155
Data processing expense	337	322
Director compensation	70	77
Professional fees	91	139
Taxes, other than income	124	127
FDIC Insurance premiums	85	133
Amortization of intangibles	11	11
Other noninterest expense	423	315

Total noninterest expense	3,299	3,178

Income before income taxes	1,428	1,663
Provision for income taxes	337	424

Net income	$1,091	$1,239

Earnings per share
Basic	$0.26	$0.29
Diluted	$0.26	$0.29
Cash dividends declared per share	$0.21	$0.21